Seitel, Inc. is a leading information services and data management organization serving the oil and gas industry

Since its inception in 1982, the Company has created one of the largest land seismic libraries in North America

Seismic Data

- Allows oil and gas companies to use waves of sound to visualize the Earth's subsurface and "map" geologic structures to determine the location of oil and gas reservoirs

- Helps companies decide how to optimize the millions of dollars they invest in exploration, production, and drilling operations
  - Can significantly decrease the risk of drilling a non-producing well

- One of the most essential components of successful oil and gas exploration and production

Seismic data is critical for successful oil and gas exploration and production

Seitel Seismic Data Coverage



Seitel Inc.
Seismic Data Coverage
SEITEL
Seitel Seismic Data

Return on Investment – Onshore 3D

Year	Net	Resales in Year of Program (Year 1 = Year Commercial)													Cumulative	
Avail.	Invest.	1	2	3	4	5	6	7	8	9	10	11	12	13	Resales	ROI
1994	1,021	2,407	-	168	-	1,014	-	-	545	816	249	82	770	85	6,136	601%
1995	4,806	322	369	1,580	646	710	698	958	2,131	610	649	1,495	909		11,078	231%
1996	1,508	1,234	98	689	935	90	1,656	293	48	1,062	511	104			6,719	446%
1997	14,165	6,135	1,276	3,425	2,446	2,262	4,403	1,019	1,347	2,446	4,817				29,577	209%
1998	15,247	1,711	1,552	2,427	2,963	5,226	2,094	1,992	3,462	1,963					23,392	153%
1999	78,300	23,373	33,278	27,727	35,784	11,310	17,945	19,434	23,125						191,976	245%
2000	50,797	6,010	10,948	14,417	9,303	7,559	9,977	11,121							69,334	136%
2001	105,623	19,816	35,810	32,307	26,282	25,653	27,824								167,692	159%
2002	39,174	9,940	10,078	7,870	7,456	10,500									45,844	117%
2003	27,932	8,178	7,408	11,044	6,131										32,761	117%
2004	20,168	8,084	7,528	10,762											26,374	131%
2005	33,333	15,077	8,805												23,882	72%
2006	40,095	8,287													8,287	21%
Total	432,170	110,574	117,151	112,418	91,946	64,325	64,598	34,816	30,658	6,896	6,226	1,681	1,679	85	643,053	149%
	ROI	26%	30%	31%	27%	21%	24%	21%	27%	19%	29%	23%	29%	8%		



Return on Investment - Onshore 3D
35%
30%
25%
20%
15%
10%
5%
0%
ROI
1
2
3
4
5
6
7
8
9
10
11
12
13
Year Commercial

Note: Data are for core investments (US Onshore 3D plus Canada 3D and 2D).

Seitel Core Cash Resales - 2008 Projection



CAGR 2004 – 08
Core resales 14.7%
Net investment 10.8%
Cash resales
Net investment
175
150
125
100
75
50
25
-
700
600
500
400
300
200
100
-
2004
2005
2006
2007
2008
2009
2010
Cash resales (US onshore 3D/Canada)
Cum investment

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Return on Investment - Onshore 3D based on Total Revenue to Gross Investment ($ in thousands) (page 4)

Year	Gross	Total Revenue in Year of Program (Year 1 = Year Commercial)													Cumulative	
Avail.	Invest.	1	2	3	4	5	6	7	8	9	10	11	12	13	Total Revenue	ROI
1994	3,914	5,299	-	168	-	1,014	-	-	545	816	249	82	770	85	9,028	231%
1995	7,117	2,634	369	1,580	646	710	698	958	2,131	610	649	1,485	909		13,389	188%
1996	2,630	2,356	98	689	935	90	1,656	293	48	1,062	511	104			7,842	298%
1997	33,757	25,727	1,276	3,425	2,446	2,262	4,403	1,019	1,347	2,446	4,817				49,168	146%
1998	25,501	11,965	1,552	2,427	2,963	5,226	2,094	1,992	3,462	1,963					33,646	132%
1999	143,731	88,803	33,278	27,727	35,784	11,310	17,945	19,434	23,125						257,407	179%
2000	104,677	59,890	10,948	14,417	9,303	7,559	9,977	11,121							123,214	118%
2001	134,779	48,972	35,810	32,307	26,282	25,653	27,824								196,848	146%
2002	82,051	52,817	10,078	7,870	7,456	10,500									88,721	108%
2003	58,915	39,161	7,408	11,044	6,131										63,744	108%
2004	42,531	30,447	7,528	10,762											48,738	115%
2005	85,045	66,788	8,805												75,593	89%
2006	68,809	37,001													37,001	54%
Total	793,456	471,860	117,151	112,418	91,946	64,325	64,598	34,816	30,658	6,896	6,226	1,681	1,679	85	1,004,339	127%
	ROI	59%	16%	18%	15%	12%	14%	11%	14%	9%	13%	12%	15%	2%		

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Core Cash Resales to Total Revenue and
Reconciliation of Cumulative Net Investment to Gross Investment (in millions) (page 5)

	2004	2005	2006	2007E	
US 3D Onshore and Canada Cash Resales	68.7	83.2	101.9	109.5	
US Offshore and US 2D Cash Resales	11.7	14.3	23.1	12.3	
Non-cash Revenue	15.3	22.7	12.7	(21.7)	
Acquisition Revenue	37.3	23.8	46.8	42.3	
Solutions and Other Revenue	4.8	5.2	7.4	5.3	
Total Revenue	137.7	149.2	191.9	147.7	
CAGR Core Resales 2004 to 2008					14.7%
CAGR Total Revenue 2004 to 2008					12.7%
Cumulative Net Investment US 3D Onshore and Canada	358.7	392.1	432.2	473.6	
Cumulative US 3D Onshore and Canada Acquistion Revenue	280.9	332.6	361.3	403.6	
Cumulative Gross Investment US 3D Onshore and Canada	639.6	724.7	793.5	877.2	
CAGR Net Investment 2004 to 2008					10.8%
CAGR Gross Investment 2004 to 2008					12.5%